Exhibit 99.1 Itolizumab Update October 31, 2024

Forward-Looking Statements and Other Disclaimers This presentation contains forward-looking statements about Equillium, Inc. (the “Company”). In some cases, you can identify forward-looking statements by the words “will,” “expect,” “intend,” “plan,” “objective,” “believe,” “estimate,” “potential,” “continue” and “ongoing,” or the negative of these terms, or other comparable terminology intended to identify statements about the future. These statements are based on Company management’s current beliefs and expectations. These statements include but are not limited to statements regarding the Company’s business strategy, the Company’s plans to develop and commercialize its product candidates, the safety and efficacy of the Company’s product candidates, the Company’s plans and expected timing with respect to regulatory filings and approvals, size and growth potential of the markets for the Company’s product candidates and cash runway. These statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward- looking statements. The Company may not actually achieve the plans, intentions or expectations disclosed in its forward-looking statements, and you should not place undue reliance on the Company’s forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed or implied in the forward-looking statements the Company makes due to the risks and uncertainties inherent in the Company’s business, including without limitation, the risks described in the Company’s filings with the Securities and Exchange Commission (“SEC”). You are cautioned not to place undue reliance on these forward-looking statements, which represent the Company’s views as of the date of this presentation. The Company anticipates that subsequent events and developments will cause its views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company has no current intention of doing so except to the extent required by applicable law. These and other risks and uncertainties are described more fully under the caption “Risk Factors” and elsewhere in the Company’s filings and reports, which may be accessed for free by visiting EDGAR on the SEC web site at http://www.sec.gov and on the Company’s website under the heading “Investors.” All forward-looking statements are qualified in their entirety by this cautionary statement. This caution is made under the “safe harbor” provisions of Section 21E of the Securities Exchange Act of 1934, as amended. This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM © or ® symbols, but Equillium will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. This presentation discusses product candidates that are under clinical study, and which have not yet been approved for marketing by the US Food and Drug Administration. No representation is made as to the safety or effectiveness of these product candidates for the use for which such product candidates are being studied. Caution should be exercised when comparing data across trials of different products and product candidates, as significant differences may exist between trial designs, patient populations and other study characteristics. Furthermore, the results across such trials may not have interpretative value on our existing or future results. 2

Equillium Retains Rights to Itolizumab Ono provided substantial non-dilutive funding for itolizumab through two key milestones: 1. Positive interim data analysis in Phase 3 EQUATOR study of first-line aGVHD: • “Study should proceed” recommendation from the IDMC 2. Positive PoC data in Phase 1b EQUALISE study of lupus nephritis: • Clinically meaningful, deep responses in highly proteinuric patients Ono decision to allow itolizumab option to expire due to strategic business reasons Itolizumab approaching two major data events: 1. Topline data from Phase 3 EQUATOR study in aGVHD: potential acceleration to Q1 2025 2. Topline data from Phase 2 ulcerative colitis study recently completed in India: expected Q1 2025 Equillium expects that its existing cash can fund operations into Q4 2025, based on recent operational changes and assuming acceleration of EQUATOR study completion: reduced enrollment to ~150 and unblinding after primary and key secondary endpoints at Day 29 (CR & ORR, respectively) Equillium intends to meet with the FDA to review the EQUATOR study during Q1 2025 3 Abbreviations: aGVHD, acute graft-versus-host disease; CR, complete response; ORR, overall response rate; PoC, proof of concept; IDMC, independent monitoring data committee

Diversified Pipeline of Differentiated Immunology Assets

	Indication	Pre-Clinical / Phase 1 / Phase 2 / Phase 3	Rights	Status
EQ001 **itolizumab** anti-CD6	**acute graft-versus-host disease**	FDA Fast Track & Orphan Drug Designations	equillium US, CAN, AUS & NZ; Biocon EU / Japan	Enrollment paused: **Potential acceleration of topline data to Q1 2025**
	systemic lupus erythematosus (SLE) / lupus nephritis (LN)	FDA Fast Track Designation for LN		Positive data announced Q2 2024
	ulcerative colitis	Conducted by Biocon in India		Topline data expected **Q1 2025**
EQ101 IL-2/9/15 inhibitor	**alopecia areata / CTCL** *(intravenously delivered peptide)*	PoC data & FDA/EMA Orphan Drug Designations for CTCL	equillium	Activities on hold pending additional resources
EQ302 IL-15/21 inhibitor	**gastrointestinal indications** *(orally delivered peptide)*			Activities on hold pending additional resources

Abbreviations: SLE, Systemic lupus erythematosus; LN, lupus nephritis; PoC, proof-of-concept; CTCL, Cutaneous T-cell lymphoma

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Itolizumab: Critical Mass of Safety Data and Positive Clinical Results

Over 1,000 subjects dosed with itolizumab across numerous clinical studies

EQUATOR

Acute GVHD - Pivotal Phase 3 (ongoing)
IDMC Interim Review @ 100 patients in July 2024; recommended study should proceed

EQUATE

Acute GVHD - Phase 1b (completed)
Study demonstrated high rates of rapid and durable complete response equalise

Lupus nephritis - Phase 1b (completed)
Study demonstrated clinically meaningful responses in highly proteinuric subjects

---

Ulcerative colitis - Phase 2 (topline data – expected Q1 2025)

Additional Biocon Studies

- Healthy volunteers
- Rheumatoid arthritis
- Psoriasis (approved in India)
- COVID-19 CRS (approved EUA in India)

Abbreviations: GVHD, graft-versus-host disease; IDMC, independent data monitoring committee; CRS, cytokine release syndrome, EUA, emergency use authorization

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Itolizumab First-in-Class immune-modifying mAb targeting the CD6-ALCAM signaling pathway

CD6-ALCAM Pathway is Central to Immuno-Inflammation

CD6 is a **co-stimulatory receptor overexpressed on T_{eff}** and down-regulated on T_{reg}

CD6^{High} cells exhibit greater pathogenic capacity

Activated leukocyte cell adhesion molecule (ALCAM), is expressed on both antigen-presenting cells and tissues including BBB, skin, gut, lung, liver and kidney

The binding of CD6-ALCAM is important for:

- Immune **synapse formation**
- Optimal **co-stimulation and activation of T_{eff}**
- **Trafficking** into tissues

The **CD6-ALCAM pathway modulates T cell activity and trafficking** central to the pathogenesis of multiple immuno-inflammatory diseases


APC
T helper
Teff cell activation
CD6-ALCAM Pathway
Teff
Th1, Th2, Th17
Teff cell Trafficking
Inflammatory Cyto/Chemo-kines
CD6High
Endothelial Tissues

Cytokines reduces Including but not limited to IFN-γ, TNF-a, IL-4, IL-5, IL-6, IL-13 and IL-17. Consuegra-Fernandez et al., Cellular & Molecular Immunology 2018; Ma et al., Journal of Crohn's and Colitis 2019

Abbreviations: ALCAM, activated leukocyte cell adhesion molecule; BBB, blood brain barrier

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High CD6 Cells Exhibit Greater Pathogenic Capacity Highest levels of CD6 are found on activated T effector cells (T ) and associated with eff amplification of the auto-reactive cascade low/- high CD6 CD6 • Low proliferation• High Proliferation T • Regulatory phenotype• Pathogenic Phenotypes reg T eff • Anti-inflammatory cytokines• Pro-inflammatory cytokines 8 Consuegra-Fernandez et al., Cell Mol Immunol 2018; Ma et al., J Crohns & Colitis 2019 **p < 0.01, and ***p < 0.001

Itolizumab-induced Loss of Cell Surface CD6 Inhibits T_{eff} Cells


CD6hi
Pathogenic T_{eff} Cells
Itolizumab
Antigenic Modulation (shedding)
CD6low
Non-pathogenic T_{eff} Cells

Itolizumab leads to loss of CD6 in both a dose and time-dependent manner resulting in T cells that are hyporesponsive to TCR stimulation†


Treatment (ug/mL)
10 isotype
0.01
0.1
1*
10*
100
itolizumab
Surface CD6 Expression (MFI normalized to Isotype)
1.2
0.9
0.6
0.3
0.0
1
10
100
1000
10000
Incubation Time (Minutes)


**
CD25 MFI
20000
15000
10000
5000
0
***
IL-2 MFI
500000
400000
300000
200000
100000
0
isotype Tx 10µg/ml (CD6high)
itolizumab Tx 10µg/ml (CD6low)

- Itolizumab binds to domain-1 of CD6 causing dose-dependent loss of CD6^
- Itolizumab-induced loss of CD6 results in hyporesponsive T cells
- Loss of CD6 is a pharmacodynamic marker that can be monitored in patients^

†Chu, D., Ampudia, J., Connelly, S., & Ng, C. (2021). American Association of Immunologists 104th annual meeting. See Equillium website for details.
**clinically relevant doses, **p<0.01, ***p<0.001*
^detected with a non-competing anti-CD6 antibody
Abbreviations: TCR, T-cell receptor

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A Differentiated Approach to Treating Immuno-Inflammatory Disease

Selectively targets auto-reactive effector T cells, while sparing regulatory T cells to promote immune tolerance and homeostasis, resulting in durable disease remission

Synergistic inhibition of multiple T_{eff} cells and cytokines*


T_{eff}
T_{eff}
T_{eff}
T_{eff}
T_h1 / T_h2 / T_h17

Inhibition of T_{eff} trafficking into key target organs


T_{eff}

Restoration of immune regulation without broad immunosuppression


T_{reg}
T_{eff}

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* including but not limited to IFN-γ, TNF-α, IL-4, IL-5, IL-6, IL-13 & IL-17

Itolizumab Acute Graft-Versus-Host Disease

Itolizumab in GVHD: Executive Summary • Positive topline data from Phase 1b EQUATE study in acute graft-versus-host disease • Achieved CR and ORR at Day 29 of 61% and 67%, respectively* • Response at Day 29 was associated with improved progression-free survival through 1 year • Responders were able to taper steroids by 70% at Day 29 and 99% at Day 169 • Itolizumab continued to demonstrate favorable safety, tolerability and efficacy profile • Positive data from Phase 3 EQUATOR study is expected to support registration • Currently no drugs approved for first-line aGVHD • Commercial scale manufacturing in place (Biocon) • Significant market: 2021 JAMA Oncology study estimated ~10,000 patients receive allo-HSCT annually • ~ 20-40% of HSCT patients develop acute GVHD** • ~ 40-50% develop chronic GVHD** • Approved therapies in 2L aGVHD & 2L cGVHD approaching $1 billion in revenue • Attractive commercial opportunity: ability to launch independently with small commercial team • Opportunities for rapid indication expansion through single Phase 3 studies * All subjects dosed within 72 hours of corticosteroid administration 12 ** 2022 Dana-Farber Report Abbreviations: CR, complete response rate; ORR, overall response rate; GVHD, graft-versus-host disease; HSCT, hematopoietic stem cell transplant

GVHD Competitive Landscape

Growing strategic interest in GVHD with recently demonstrated market potential:

- JAKAFI: US sales in SR-aGVHD and 2L cGVHD estimated at **$500M**
- REZUROCK: US sales in 2L cGVHD estimated at **$425M**, ~3 years into launch *(acquired by Sanofi $1.9B in 2021)*

0-100 days following transplant

Prophylaxis
- Bristol Myers Squibb – ORENCIA APPROVED
- CSL Behring – Alpha-1 antitrypsin Phase 2/3

1L acute GVHD
- No approvals
- equillium – itolizumab Phase 3 ongoing
- CSL Behring – Alpha-1 antitrypsin Phase 3

2L/SR aGVHD
- Incyte – JAKAFI APPROVED
- medac – cell therapy Phase 3
- mesoblast – cell therapy Phase 3
- MaaT – Microbiome biotherapeutic Phase 3
- MEDIOLANUM FARMACEUTICI – IL-2Ra mAb Phase 3
- equillium – itolizumab future Phase 3 oppty

100+ days following transplant

1L cGVHD
- No approvals

2L/3L cGVHD
- Incyte – JAKAFI APPROVED 2L
- SANOFI – REZUROCK APPROVED 2L
- abbvie – IMBRUVICA APPROVED 2L
- Incyte – NIKTIMVO APPROVED 3L
- equillium – itolizumab future Phase 3 oppty

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2024 revenue estimates, sources Evaluate Pharma & Incyte report, July 2024
Abbreviations: SR-aGVHD, steroid refractory acute graft-versus-host disease; cGVHD, chronic graft-versus-host disease; 1L, first-line; 2L, second-line; 3L, third-line

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Standard of Care: High-Dose Steroids Achieve Poor CR Outcomes



MacMillan et al. 2015
(steroids alone)
Incyte
GRAVITAS-301
(steroids alone)
equillium
EQUATE
(itolizumab + steroids)
Response Rate at Day 29
100%
80%
60%
40%
20%
0%
High risk
Standard risk
High risk*
43% ORR
16%
27%
56% ORR
21%
35%
70% ORR
12%
16%
42%
67% ORR
6%
61%
N=269
N=57
N=163
N=18
Partial Response
Very Good Partial Response
Complete Response

Steroids alone yield poor Complete Response rates

Complete Reponses are associated with improved long-term clinical outcomes

Clinicians indicate a 10% improvement in Complete Response rate is clinically meaningful

EQUATE

Phase 1b open-label, dose escalation study of itolizumab in patients with high risk aGVHD

- **61% of patients on itolizumab achieved a Complete Response** at Day 29 when dosed within 72 hours of steroid
- Early responses allowed for **rapid steroid tapering**
- Adverse events, including SAEs, are consistent with high-risk aGVHD population
- **Overall survival of 67%** at 6 months in subjects across treatment groups¥

** EQUATE high-risk is defined as Grade III-IV by MAGIC criteria and Grade II with Ann Arbor Score of 2 or 3; 76% of subjects also met Minnesota high-risk criteria used by MacMillan and GRAVITAS-301; data shown for subjects dosed with 72 hours of steroid administration. ¥ Only subjects that have met the endpoint or have been studied for 6 months (up to 4 months post-treatment) are included. Data with cut-off date of 13 Oct 2021.*
Abbreviations: ORR=CR+VGPR+PR, ORR = overall response rate; PR = partial response; CR = complete response; VGPR = very good partial response defined as achieving all the criteria for skin, liver, and gut involvement per Martin 2009 Consensus criteria without meeting the criteria for CR. MacMillan et al. BBMT 2015; Zeiser et al. EHA Abstract Library 2020.

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EQUATOR Study: First-line Treatment of High-Risk aGVHD Over 50 US clinical sites active, including 9 of top 10 U.S. allogeneic HSCT centers High exposure of itolizumab to key hospital systems and KOLs Phase 3 randomized, double-blind, global pivotal study of itolizumab in ~ 200 patients John Koreth, MD, Dana-Farber Cancer Institute, Principal Investigator Primary Outcome • CR at Day 29 Itolizumab: IV 1.6 mg/kg loading dose followed by 0.8 mg/kg Q2W x 6 doses (n=100) Key Secondary Outcomes Eligible Patients: • ORR at Day 29 Grade III-IV & • Durability of Complete Response Grade II with from Day 29 through Day 99 lower GI R Steroid tapering recommendation Dosing: concomitant Interim IDMC Review within 72 hours of high-dose @ 100 patients Placebo: corticosteroid • Futility and efficacy (n=100) treatment • Completed 31 July 2024 (2 mg/kg) • Result: study should proceed Day Day Day Day Day Day Day 1 15 29 43 57 71 85 Dosing Schedule: patients followed out to Day 365 15 Abbreviations: aGVHD, acute graft-versus-host disease; GI, gastrointestinal; HSCT, hematopoietic stem cell transplant; KOL, key opinion leader

Itolizumab Ulcerative Colitis

Itolizumab in Ulcerative Colitis: Executive Summary Strong mechanistic rationale Near term Phase 2 clinical data in GI disease read out high • CD6 T cells have greater • Itolizumab vs. placebo vs. adalimumab eff pathogenic potential and are study complete (n=90) associated with GI inflammation • Topline data expected in Q1 2025 • The CD6-ALCAM pathway is • High concentration formulation upregulated in inflammatory lesions of developed to enable delivery of patients with GI inflammation and pre-filled syringe correlates with disease severity • Itolizumab shown to be effective in treating GI inflammation in multiple models of GI disease 17 Abbreviations: GI, gastrointestinal

UC Phase 2 Study – Conducted by Biocon in India



Biologics naive patients with moderate to severe ulcerative colitis n=90
Randomization
Double Blind
Itolizumab Q2W + SoC (Fixed Dose 140 mg) n=30
Placebo + SoC n=30
Adalimumab + SoC n=30
Itolizumab Q2W + SoC
Placebo + SoC
Adalimumab + SoC
Primary endpoint:
Proportion of subjects who achieved clinical remission per Total Mayo Score at Week 12
Endoscopy at screening, week 12 and week 24
Induction of remission (Treatment Period 1)
(Treatment Period 2)
Wk–4
Wk 0
Wk 10
Wk 12
Wk 22 EoT
Wk 24 EoS Analysis
Wk 34 Safety Follow up
Stratification factor:
Azathioprine/6-MP: Yes or No
Responder:
Double blind
Non-responder:
Open Label

Abbreviations: Q2W, once every two weeks; EoS, end of study; EoT, end of therapy; SOC, standard of care
Total Mayo Score: rectal bleeding, stool frequency, physician assessment, and endoscopy appearance. Each rated 0 to 3, total score of 0 to 12
Clinical remission defined as Total Mayo Score ≤ 2 and no subscore >1

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Corporate 19

Itolizumab Intellectual Property & Regulatory Exclusivity Biologics Exclusivity 12 years Itolizumab Compositions / Methods 12 patent families Formulations 27 issued patents 34 applications pending Method of Treating MS and IBD (as of October 2024) Method of Inhibiting CD6 Method of Treating Lupus Method of Treating Severe Asthma Lupus sCD6/sALCAM Diagnostic T-Cell Modulation Methods Method of Treating Coronavirus/COVID-19 Method of Treating Organ Damage Resulting from Invasive Surgery Biocon Filings EQ Filings 2014 2018 2022 2026 2030 2034 2038 2042 2044 2006 2010 Assumptions: • Listed applications will issue 20 • Biologics Exclusivity will be granted and will begin at NDA approval Itolizumab filings under exclusive license to Equillium for US, CA, AU, NZ • Potential patent term extensions not shown

Equillium Financial Overview Key Financial Metrics $ Total Cash and Investments (as of June 30, 2024) 33.3 M $ Q2 2024: Net Cash Generated (as of June 30, 2024) 0.7 M Equillium funded * Shares Outstanding (as of August 5, 2024) 35.4 M into Q4 2025 $ Market Cap (as of close October 30, 2024) 48.9 M Please refer to the Form 10-Q filed on August 8, 2024 for complete financials of the company as of June 30, 2024 21 * Assuming acceleration of EQUATOR study completion to Q1 2025 and other operational adjustments

Equillium Summary

Anticipated Major Milestones

- Phase 3 aGVHD topline data – potential to accelerate to Q1 2025 (modified study)
- Phase 2 Ulcerative Colitis data expected Q1 2025

Itolizumab Derisked

- EQUATOR Phase 3 interim safety and efficacy review July 2024: IDMC recommended study to proceed as planned
- Positive topline LN data reported
- Commercial-scale manufacturing in place w/ Biocon

Commercial Rights to Itolizumab

- Full commercial rights to all indications
- EQ Territories: US, Canada, Australia & New Zealand

Attractive Market Opportunity

- No drugs approved in 1L aGVHD
- Approved GVHD drugs approaching $1B in US sales
  - JAKAFI® 2L aGVHD /cGVHD (Incyte)
  - REZUROCK® 2L cGVHD (Sanofi)
- Ability to market independently with small commercial team

Abbreviations: aGVHD, acute graft-versus-host disease; cGVHD, chronic graft-versus-host disease; IDMC, independent data monitoring committee; LN, lupus nephritis; 1L, first-line; 2L, second-line

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Thank you www.equilliumbio.com 23